UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

Vignette Corporation

(Exact Name Of Registrant As Specified In Charter)

Delaware	000-25375	74-2769415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1301 South MoPac Expressway, Suite 100, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 741-4300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Vignette Corporation and Open Text Corporation today announced that the Securities and Exchange Commission has concluded its review of the Registration Statement on Form S-4 in connection with Open Text’s acquisition of Vignette. An amended Form S-4 was filed and became effective on June 18, 2009. A special meeting of the Vignette stockholders to approve the merger has been set for July 21, 2009. Additionally, Vignette and Open Text announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired as of 11:59 pm on Wednesday June 17, 2009. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Joint Press Release dated June 19, 2009.

Additional Information and Where to Find It

In connection with the proposed merger, Open Text filed with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 (file no. 333-159514) that includes a proxy statement of Vignette that also constitutes a prospectus of Open Text. Shareholders and investors are urged to read the proxy statement/prospectus (including any amendments or supplements thereto) regarding the proposed merger before making any voting decision with respect to the merger. The proxy statement/prospectus contains important information about Open Text, Vignette and the proposed merger. Open Text’s and Vignette’s shareholders are able to obtain a copy of the proxy statement/prospectus and other relevant documents without charge at the SEC’s Internet site (http://www.sec.gov). The proxy statement/prospectus and the other documents may also be obtained for free by accessing Vignette’s investor relations website at www.ir.vignette.com by clicking on the link “SEC Filings” under the heading Investor Relations or by accessing Open Text’s website at www.opentext.com and clicking on the “Company” link, then clicking on the link for “Investors” and then clicking on the link for “SEC Filings” under the heading “Financial Reports. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Vignette and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vignette in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described herein are included in the proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Vignette’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Vignette by accessing Vignette’s investor relations website at www.ir.vignette.com by clicking on the link “SEC Filings” under the heading Investor Relations or by contacting Investor Relations by telephone at (512) 741-4541, or by mail at Vignette Corporation, 1301 South MoPac Expressway, Suite 100, Austin, Texas 78746, USA.

Note on Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements relating to the acquisition of Vignette, including timing and likelihood of a closing of the acquisition, the success of any of Vignette’s strategic initiatives, Vignette’s growth and profitability prospects, the benefits of Vignette’s products to be realized by customers, Vignette’s position in the market and future opportunities therein, the deployment of Livelink ECM and our other products by customers, and future performance of Open Text. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. Forward-looking statements in this report are not promises or guarantees and are subject to certain risks and uncertainties, and actual results may differ materially. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to, the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, the ability of Open Text to successfully integrate Vignette’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed merger, and such other risks as identified in Vignette’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, that contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any such forward-looking statements, which are based on management’s beliefs and opinions at the time the statements are made, and neither Vignette nor Open Text undertake any obligations to update forward-looking statements should circumstances or management’s beliefs or opinions change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION
(Registrant)

Date: June 19, 2009	/s/ Bryce M. Johnson
Bryce M. Johnson Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated June 19, 2009.